                                                                    Exhibit 10.1

Mr. John T. Golle
Chairman and Chief Executive Officer
The TesseracT Group, Inc.
9701 E. Bell Road
Scottsdale, AZ 85259

Re:  Loan Agreement
     $1,362,000.00 Loan to The TesseracT Group, Inc., a Minnesota corporation

     The undersigned, The TesseracT Group, Inc., a Minnesota corporation (the "BORROWER"), hereby applies to JEBCO Group, Inc., a Minnesota corporation, (the "LENDER"), for a loan of $1,362,000.00 (the "LOAN").

     1. LOAN TERMS. Subject to the terms, covenants and conditions contained in Lender's standard form loan documents, the basic terms and conditions of the Loan are as follows:

          1.01.     BORROWER:      The TesseracT Group, Inc., a Minnesota
                                   corporation

          1.02.     AMOUNT:        $1,362,000.00

          1.03.     PURPOSE:       To provide Borrower with working capital.

          1.04.     INTEREST RATE: Fixed rate of interest equal to eleven and
                                   one-half percent (11.5%) per annum,
                                   calculated on the basis of the actual number of days elapsed and a 360 day year.

          1.05.     TERM:          one (1) year, maturity date.

          1.06.     PAYMENT:       Minimum monthly installments of principal and
                                   accrued interest in the amount of $14,524.77, plus real estate tax and insurance escrow payments as required by Lender.

          1.07.     FUNDING:       $1,293,000.00 of the loan amount will be
                                   funded to the Borrower at closing, $87,000.00 of which will be funded to the Payment
                                   Reserve Fund.

                                   Borrower hereby acknowledges that the Loan is a "discount" loan and that Borrower shall be obligated to repay the entire $1,362,000.00 face amount of the Note despite the disbursement of only $1,293,000.00 by Lender.

         1.08. LATE FEES:       Payments received more than ten (10) days after
                                the due date shall be subject to a five percent
                                (5%) late fee.

         1.09. COLLATERAL:      The Loan will be secured by a first priority
                                Deed of Trust and Assignment of Rents (the
                                "DEED OF TRUST") on the real property and improvements at the southwest corner of Bell
                                Road and North 98th Street in Scottsdale,
                                Arizona, and legally described in the Deed of Trust.

         1.10. EARLY PAYOFF
               REDUCTION:       If Borrower repays the entire principal balance
                                of the Note together with accrued interest thereon and all other amounts owed in connection with the Loan on or before three (3) months from the date of the Note, then the principal balance of the Note shall be reduced by $32,000.00 This early payoff reduction is contingent upon Lender's receipt of all monthly payments within ten (10) days of the due dates thereof and upon the non-occurrence of any events of default.

         1.11. PAYMENT RESERVE
               FUND: Borrower agrees that $87,000.00 of the Loan shall be deposited by Borrower with Lender to establish a reserve fund for payment of principal, interest, real estate taxes and insurance (the "PAYMENT RESERVE FUND"). Borrower agrees that the Payment Reserve Fund shall begin to accrue interest immediately under the Note from the date of the Note. No earnings or interest shall be payable to Borrower on the Payment Reserve Fund and Lender may commingle the Payment Reserve Fund with other monies held by Lender. A letter agreement more fully describing the Payment Reserve Fund will be executed at closing. Subject to all further requirements in said letter agreement, an amount not exceeding three-fourths (3/4) of the total monthly payments of principal, interest, real estate taxes and insurance may be disbursed from the Payment Reserve Fund each month and Borrower shall pay the one-fourth (1/4) balance of said monthly payments each month until the Payment Reserve Fund is exhausted and then the full amount thereof.


    2. CONDITIONS TO CLOSING. The following documents or items are to be delivered to Lender prior to or at closing and shall be in the form and content satisfactory to Lender and Lender's legal counsel in their sole discretion, and shall include but not be limited to the following:


         2.01.  $1,362,000.00 Promissory Note (the "NOTE").

         2.02.  The Deed of Trust.

         2.03. One or more UCC-1 Financing Statements to be filed in the Maricopa County, Arizona real estate records and with the Arizona Secretary of State regarding the Deed of Trust.

         2.04. An Environmental Indemnification Agreement for the real property and improvements described in the Deed of Trust.

          2.05 Financial statements and other financial information/documentation as the Lender may require.

          2.06. Borrower shall provide a standard form mortgagee's title insurance policy issued to Lender in form and substance acceptable to Lender.

          2.07. Borrower shall provide to Lender a recent survey of the real property and improvements described in the Deed of Trust acceptable to the Lender, or in the alternative provide Lender with survey coverage acceptable to Lender under Lender's title insurance policy.

          2.08. Borrower will provide evidence satisfactory to Lender that the use of the real property and improvements described in the Deed of Trust are permitted by and comply with all prior instruments of record and all applicable codes and laws.

          2.09. Prior to closing, Borrower shall provide Lender with satisfactory evidence of insurance showing that Borrower has obtained coverage for liability and hazard insurance, in the amounts and from a carrier acceptable to Lender for the real property and improvements described in the Deed of Trust.

          2.10. Borrower shall provide evidence that all delinquent taxes and all assessments relating to the real property and improvements described in the Deed of Trust, if any, shall have been paid in full.

          2.11. Appraisal acceptable to Lender regarding the real property and improvements described in the Deed of Trust.

          2.12. An environmental report acceptable to Lender for the real property and improvements described in the Deed of Trust.

          2.13. A written opinion by an independent third party attorney of Borrower covering such matters as Lender deems necessary, including, without limitation, statements of opinion as to the due organization, good standing and authority of Borrower and that the loan documents are duly and properly executed and validly binding obligations of the Borrower.

          2.14. The Borrower and any other appropriate party shall have executed and delivered to the Lender such other documents, instruments and agreements as the Lender may reasonably request.

     3. REPRESENTATIONS AND WARRANTIES. To further induce the Lender to make the requested Loan, Borrower hereby represents and warrants to the Lender that:

          3.01. The proceeds of the requested loan will be used by Borrower exclusively for business and commercial purposes.

          3.02. The real property and improvements described in the Deed of Trust and contemplated uses thereof are permitted by and comply with all applicable restrictions and requirements in prior conveyances, zoning ordinances, subdivision and platting requirements and other laws and regulations.

          3.03. Except for any such item as might be shown in any environmental report received by Lender prior to the date hereof in connection with the Loan, there are no hazardous waste or substances contained on, under or in the real property and improvements described in the Deed of Trust except as may be used in the ordinary course of business in full compliance with all applicable laws, rules and regulations.

          3.04. There is no action, suit or proceeding pending or threatened against or affecting the Borrower which, if adversely determined, would have a material adverse effect on the condition (financial or otherwise), properties or assets of the Borrower or which would question the validity of this Loan Agreement or any instrument, document or other agreement related thereto or required thereby, or impair the ability of the Borrower to perform the Borrower's obligations hereunder or thereunder.

          3.05. The Borrower is not in default of a material provision under any material agreement, instrument, decree or order to which the Borrower is a party or by which the Borrower or the Borrower's property is bound or affected.

          3.06. The Borrower has filed all tax returns required to be filed and have paid all taxes shown thereon to be due, including interest and penalties, which are not being contested in good faith and by appropriate proceedings, and have no information or knowledge of any objections to or claims for additional taxes in respect of federal or state income tax returns for prior years.

          3.07. There are no judgments outstanding or docketed against the Borrower.

     4. COVENANTS OF BORROWER. So long as the Note shall remain unpaid, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

        4.01.  FINANCIAL STATEMENTS. The Borrower will deliver to the Lender:

          (a) as soon as available and, in any event, within 120 days after the end of each fiscal year of the Borrower, a copy of the annual financial statements and tax returns of the Borrower certified by an officer of the Borrower as true and correct and acceptable to the Lender, which financial statements shall include the balance sheet of the Borrower as of the end of such fiscal year and the related statements of income, retained earnings and statements of cash flow of the Borrower for the fiscal year then ended, all in reasonable detail and all prepared in accordance with generally accepted accounting principles consistently applied;

          (b) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower or which seek a monetary recovery against the Borrower in excess of $25,000; and

          (c) such other information regarding the financial condition of the Borrower and the results of operations of the Borrower as the Lender may from time to time reasonably request.

        4.02. BOOKS AND RECORDS: INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied and, upon request of the Lender, will give any representative of the Lender access to, and permit such representative to examine, copy or make extracts from, any and all books, records and documents in its possession, to inspect any of its properties and to discuss its affairs, finances and accounts with any of its principal officers, all at such times during normal business hours and as often as the Lender may reasonably request.

        4.03. COMPLIANCE WITH LAWS. The Borrower will comply with the requirements of applicable laws and regulations with which noncompliance would materially and adversely affect its business or its financial condition.

         4.04 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower will pay or discharge all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which the penalties attach thereto and all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge, or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         4.05.    BUSINESS ORGANIZATION EXISTENCE.   Borrower shall preserve
and maintain its corporate existence and all of its rights, privileges and franchises.

         4.06     MATERIAL ADVERSE EVENTS.   The Borrower shall immediately
notify the Lender of all events which could have a material adverse effect on the operation of the Borrower's business or the real property and improvements described in the Deed of Trust.

         4.07     NEGATIVE COVENANTS.    The Borrower hereby covenants and
agrees with the Lender that so long as the Note shall remain unpaid, the Borrower, without the Lender's prior written consent, shall not:

                  (a) sell, assign, transfer or otherwise convey a majority or controlling interest in Borrower whether in one transaction or in a series of transactions;

                  (b) lease or sell all or substantially all of its property and business to any other entity or entities, whether in one transaction or in a series of related transactions; or

                  (c) consolidate with or merge into or with any other entity or entities.

5.       DEFAULT.

         5.01 Occurrence of one or more of the following shall constitute an "EVENT OF DEFAULT" hereunder:

                 (a) The occurrence of an Event of Default under the Note (as defined therein).


                  (b) The occurrence of any default under the Deed of Trust.

                  (3) The Borrower shall fail to duly observe or perform any of the terms, conditions, covenants or agreements required to be observed or performed by it hereunder.

                  (4) Any representation or warranty made by the Borrower herein or in any financial statement, certificate or report furnished pursuant to this agreement or in order to induce the Lender to make the Loan shall prove to have been untrue in any materially respect or materially misleading as of the time such representation or warranty was made.

     5.02. Upon the occurrence of an Event of Default and at any time thereafter during the continuance thereof, the Lender may, at its option, exercise any or all of the following rights and remedies (and any other rights and remedies available to it under applicable law):

          (a) The Lender may declare immediately due and payable all unpaid principal of an accrued interest on the Note, together with all other sums payable hereunder, and the same shall thereupon be immediately due and payable without presentment or other demand, protest, notice of dishonor or any other notice of any kind, all of which are hereby expressly waived.

          (b) The Lender shall have the right, in addition to any other rights provided by law to enforce its rights and remedies under the Deed of Trust and any of the other loan documents executed and delivered in conjunction with the Loan.

6.   ADDITIONAL TERMS.

     6.01. This Loan Agreement may be signed in counterparts, all of which taken together shall constitute one and the same agreement.

     6.02. This Loan Agreement is personal to the Borrower and may not be assigned by the Borrower in whole or in part without the prior written consent of the Lender.

     6.03. All notices to be given pursuant to the Agreement or the Note, or any request, demand or other communication permitted or required hereunder or thereunder shall be deemed duly given if delivered or mailed postage prepaid, certified or registered, addressed to the address of such party at the following addresses:

If to Borrower:                 Mr. John T. Golle
                      Chairman and Chief Executive Officer

                    The TesseracT Group, Inc.
                    9701 E. Bell Road
                    Scottsdale, AZ 85259

If to Lender:       JEBCO Group, Inc.
                    360 N. Robert Street, Suite 700
                    St. Paul, MN 55101
                    Attention: Thomas J. Hirsch

with a copy to:     Thomas W. Newcome III
                    Leonard, O'Brien,
                    Wilford, Spencer & Gale, Ltd.
                    800 Norwest Center
                    55 East Fifth Street
                    St. Paul, MN 55101

            6.04. To the extent not inconsistent herewith, the terms of that certain letter loan proposal between Lender and Borrower dated February 7, 2000 shall control with respect to payment of expenses, costs, fees and other matters as referenced therein. This Loan Agreement shall control with respect to any inconsistencies between this Loan Agreement and said letter loan proposal.

            6.05. If any provision of this Loan Agreement is determined to be void, invalid or unenforceable, the other provisions of this Loan Agreement shall remain in full force and effect.

            6.06. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of Arizona in the United States.

                              Sincerely,

                              JEBCO GROUP, INC.


                              By: ____________________________________________

______________

                              Its: ___________________________________________

____________________________________________

Accepted and agreed this 9th day of February, 2000.


                                    BORROWER:

                                    THE TESSERACT GROUP, INC.,
                                    a Minnesota corporation



                                    By _______________________________________
                                       John T. Golle
                                       Its Chairman and Chief Executive Officer